Analyst Presentation

Fourth Quarter, 2009

TaylorCapitalGroup

Exhibit 99.1

2 2
Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include expressions such as “may,” “might,” “plan,” “prudent,”
“potential,” “should,” “will,” “expect,” “anticipate,” “believe,” “intend,” “could,” and
“estimate,” and reflect our current expectations and projections about future events. Actual results could materially differ from those presented due to a variety of internal and external factors. Except as required by the SEC, we undertake no obligation to release revisions or report events or circumstances after the date of this presentation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in our SEC filings, including, but not limited to, our report on Form 10-K; our reports on Form 10-Q; and other filings.
Copies of these filings may be obtained on our website at
www.taylorcapitalgroup.com
or the SEC’s website at
www.sec.gov.

McHenry
Lake
DeKalb
Kane
DuPage
Yorktown
Wheeling
Old Orchard
Skokie
Milwaukee
Loop
Ashland
Burbank
Cook
Kendall
Will
Grundy

TaylorCapitalGroup

3 3
Overview: Taylor Capital Group
•
Holding company for Cole Taylor Bank
– Founded by business owners for
business owners in 1929
– Evolved through three generations
of family leadership
– Chicago’s ninth largest bank
– 434 employees
– Nine banking centers
– $4.4 billion in assets
•
Segment-focused commercial lender
– Chicago’s banking specialist  for
closely-held businesses

Condensed Income Statement	4Q08	1Q09	2Q09 ($ in thousands)	3Q09	4Q09
Net interest income	$ 24,414	$ 27,346	$ 30,380	$ 32,375	$ 32,810
Total noninterest income	1,085	5,343	12,137	3,376	12,735
Total noninterest expense	21,630	21,165	23,707	22,516	30,219
Pre-tax, pre-provision income	3,869	11,524	18,810	13,235	15,326
Provision for loan losses	30,353	15,563	39,507	15,539	19,002
Loss before income taxes	(26,484)	(4,039)	(20,697)	(2,304)	(3,676)
Income tax expense (benefit)	(11,648)	(1,221)	2,558	144	(647)
Net loss	(14,836)	(2,818)	(23,255)	(2,448)	(3,029)
Preferred dividends and discounts	(2,150)	(2,862)	(2,868)	(2,873)	(2,880)
Net loss applicable to common stockholders	$ (16,986)	$ (5,680)	$ (26,123)	$ (5,321)	$ (5,909)

Condensed Balance Sheet	4Q08	1Q09	2Q09 ($ in thousands)	3Q09	4Q09
Total loans	$ 3,233,261	$ 3,214,096	$ 3,177,739	$ 3,114,254	$ 3,035,328
Allowance for loan losses	128,548	130,282	132,927	107,132	106,185
Total assets	4,388,889	4,596,701	4,548,325	4,485,081	4,403,502
Total deposits	3,131,046	3,147,653	3,204,574	3,052,729	2,976,800
Total borrowings	879,470	1,060,212	974,344	1,086,892	1,106,971
Total stockholders' equity	$ 307,087	$ 311,425	$ 271,635	$ 289,020	$ 258,806

15%
10%
5%
0%
13.02%
10.22%
12.87%
10.07%
12.51%
9.67%
12.75%
9.86%
12.72%
9.79%
4Q08
1Q09
2Q09
3Q09
4Q09
Total Capital (to Risk Weighted Assets)
Tier I Capital (to Risk Weighted Assets)

TaylorCapitalGroup

4 4 Financial Summary Capital Ratios

6 6
Strategically
Restructured for Growth
•
Restructured senior management team
•
Recruited approximately 50 experienced bankers
•
Established 180 new commercial banking relationships
•
Added experienced, locally-connected board members
•
Raised $120 million of capital in September, 2008
– $60 million convertible preferred stock at Taylor Capital Group
– $60 million in units composed of:
• Subordinated debt at Cole Taylor Bank
• Warrants to purchase shares of Taylor Capital Group
•
Received $105 million in TARP
•
Grew loans and improved portfolio mix

at 12/31/07

6.8 %
7.1 %
41.8%
19.5%
24.9%

Total $2,533,333

at 12/31/08

4.9 %
5.6 %
10.8%
54.3%
24.4%

Total $3,233,260

- Commercial & Industrial (Incl. Owner Occupied Commercial Real Estate)
- Commercial Real Estate (Non-Owner Occupied and Multifamily Income)
- Residential Construction
- Commercial Construction
- Mortgage / Consumer

TaylorCapitalGroup

7 7 Increased Loans, Improved Mix

9 9
Refocus on
Asset Quality, Expense Control
•
200+ relationships added
•
Loans down $200 million
– Strategically exited certain market categories
– Commitments up, utilization down
•
Great success in growing deposits
– DDA up $188 million, or 40%
– Brokered deposits down $50 million
•
Reduced funding costs
•
Quarterly NIM up from 2.37% in Q408 to 3.10% in Q409
•
Total revenue up $52 million
•
Expenses, after NPA & FDIC increases, down $10
million

10 10
2009 Asset Quality Improvements
•
NPLs down $59 million or 29%
•
NPAs down $46 million or 21%
•
Total Classified Assets down $30 million
•
Inflows to nonaccruals the lowest it has been in over
2 years at $21 million
•
Coverage of ALLL to NPLs strong at 75%

$4,000
$3,000
$2,000
$1,000
$0
$2,385
$2,501
$2,533
$3,233
$3,214
$3,178
$3,114
$3,035
$1,514
$1,544
$1,475
$1,477
$1,475
$1,482
$1,505
$1,436
$871
$957
$1,058
$1,756
$1,739
$1,696
$1,609
$1,599
2005
2006
2007
2008
1Q09
2Q09
3Q09
4Q09
in thousands
Commercial & Industrial (Incl. Owner Occupied Commercial Real Estate)
All Other

TaylorCapitalGroup

11 11 Controlled Growth Strategic Loan Growth

in thousands
4Q08
$470,990
1Q09
$541,895
2Q09
$597,734
3Q09
$615,590
4Q09
$659,146
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
Demand Deposit Accounts

4Q08
$2,012,786
$1,118,260
1Q09
$2,206,149
$941,504
2Q09
$2,349,176
$855,398
3Q09
$2,325,648
$727,081
4Q09
$2,406,412
$570,388
$0
$250,000
$500,000
$750,000
$1,000,000
$1,250,000
$1,500,000
$1,750,000
$2,000,000
$2,250,000
in thousands
In-Market Deposits
Out of Market Deposits

TaylorCapitalGroup

12 Reduced Funding Costs • Increased core relationship deposits • Decreased reliance on wholesale & brokered funding 12

4.0%
3.0%
2.0%
1.0%
0%
2.95%
2.60%
2.35%
2.37%
2.58%
2.76%
2.92%
3.10%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

TaylorCapitalGroup

13 Reduced Funding Costs Improved Net Interest Margin 13

$27.9
$32.0
$34.9
$35.4
$36.6
$40.0
$30.0
$20.0
$10.0
$0
4Q08
1Q09
2Q09
3Q09
4Q09

TaylorCapitalGroup

Revenues increased throughout 2009 14 Total Revenues in millions

1.00%
0.75%
0.50%
0.25%
0%
76.34%
88.39%
108.69%
77.53%
66.09%
67.89%
63.65%
82.59%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

500
400
300
200
100
414
435
454
450
423
425
421
434
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

TaylorCapitalGroup

15 15 Controlling Expenses Improved Efficiency Ratio Full Time Employees

16
Overall Growth in Relationships
•
Commercial Banking, led by Larry Ryan
– 391 new commercial banking relationships
– $1.325 billion in new loan fundings
– $351 million in new deposits
•
Asset Based Lending, led by Mike Sharkey
– $403 million in new loan commitments
– $203 million in new loan fundings
– $5.7 million in closing fees
– $18.2 million in deposits
16

2010 Strategic Focus • Asset quality • Deposit generation • Pricing discipline • Controlled growth • Growth in revenues – Cash management / fee income – Cole Taylor Mortgage

20 20
Asset Quality
•
Economic challenges serious and ongoing
•
Experienced lenders know clients, market
•
Aggressive approach towards recognizing, reserving
and charging off problem credits
•
Enhanced loss mitigation through ABL
•
Reserve to nonaccruals above peers
•
Proactive approach to disposition of NPA

Residential Construction and Land Breakout	12/31/07	12/31/08	12/31/09	Change: 12/31/07 – 12/31/09
Land	$91,516,438	$74,443,030	$48,427,503	-$43,088,935
Construction	$401,263,649	$275,555,231	$173,431,943	-$227,831,706
TOTAL	$492,780,087	$349,998,261	$221,859,446	-$270,920,641

TaylorCapitalGroup

21 Continued reduction in residential construction exposure

Commercial Real Estate Loans	12/31/09
Owner Occupied – Commercial	$ 334,743,910
Retail Strip Centers or Malls	$ 211,815,752
Multi-Family (Rental / Apt)	$ 133,532,149
Nonowner Occupied – Commercial	$ 144,745,139
Specialized – Other	$ 121,530,461
7 Other CRE Groupings	$ 225,408,854
TOTAL	$ 1,171,776,266

TaylorCapitalGroup

22 Smaller CRE Portfolio Concentrations • Other CRE concentrations, post residential construction not nearly so large

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0%
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Taylor Capital Group
Peer Average

TaylorCapitalGroup

23 23 Early recognition of issues NPLs / Loans: Summary Source: SNL Financial; 2009Q4 from press releases.

7.0
5.5
4.0
2.5
1.0
6.2
5.7
6.0
5.7
4.7
Q408
Q109
Q209
Q309
Q409
Taylor Capital Group
Private Bancorp
First Midwest Bancorp
MB Financial
Wintrust Financial

TaylorCapitalGroup

24 24 24
Most improved
among our peers since 2008
1
Source: SNL Financial; 2009Q4 from press releases.
1
TAYC has decreased this ratio by 1.5 points or 25% since Q408; our peers, on average, have increased 3.2 points or nearly 140% in the same period.
NPLs / Loans: Detail

5.0%
4.0%
3.0%
2.0%
1.0%
0%
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Taylor Capital Group
Peer Average

TaylorCapitalGroup

25 25 Aggressive reserves as compared to peers Reserves / Loans: Summary Source: SNL Financial; 2009Q4 from press releases.

140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0%
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Taylor Capital Group
Peer Average

TaylorCapitalGroup

26 …and it shows in our coverage as well Reserves / NPLs: Summary Source: SNL Financial; 2009Q4 from press releases.

85.0
71.3
57.5
43.8
30.0
Q408
Q109
Q209
Q309
Q409
70.7
70.0
60.9
75.1
Taylor Capital Group
Private Bancorp
First Midwest Bancorp
MB Financial
Wintrust Financial

TaylorCapitalGroup

27 27 27 Reserve coverage to NPLs is #1 among our peers Source: SNL Financial; 2009Q4 from press releases. Reserves / NPLs: Detail

28 28
Summary
•
Challenging economic conditions
– Priority #1 is asset quality
•
Strong and clearly defined strategy
– Focused on building our core business (Continued
organic growth)
– Need for prudent growth
– Grow revenue streams
– Return to profitability

29 29 Questions ?

30 30 Thank you